TURNER FUNDS

                            Turner Global Top 40 Fund
                    Turner New Energy & Power Technology Fund

           Supplement dated November 19, 2002 to the Prospectus dated
                January 31, 2002, as amended September 19, 2002.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.


On November 15, 2002, the Board of Trustees (the "Board") of the Turner Funds unanimously voted to close and liquidate the Turner Global Top 40 Fund and the Turner New Energy & Power Technology Fund, effective December 31, 2002. This decision was made after careful consideration of each Fund's asset size, strategic importance, current expenses and historical performance. As a result of the decision to close and liquidate these two Funds, the Board also voted to close these Funds to new investments effective as of the close of business on November 30, 2002.

BECAUSE THE FUNDS WILL BE CLOSED AND LIQUIDATED ON DECEMBER 31, 2002, WE RECOMMEND THAT YOU CONSIDER SELLING OR EXCHANGING YOUR SHARES PRIOR TO THAT DATE. You may exchange shares of the Global Top 40 Fund and the New Energy & Power Technology Fund for any other Turner Fund open to new investors. You may sell or exchange shares on any business day by contacting us directly by mail, telephone (1-800-224-6312) or via our website (www.turnerinvestments.com). If you invest through a financial institution, you should contact the financial institution for more information on how to sell or exchange your shares. If you still hold shares of either Fund as of December 31, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in a Systematic Investment Plan, automatic deductions will no longer be made from your bank account after November 30, 2002. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after November 30, 2002.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please do not hesitate to call 1-800-224-6312 if you have any questions.


                                                       Sincerely,

                                                       /s/ Stephen J. Kneeley

                                                       Stephen J. Kneeley
                                                       President
                                                       Turner Funds


              PLEASE RETAIN THIS SUPPLEMENT FOR FURTHER REFERENCE